Principal Variable Contracts Funds, Inc.

Supplement dated January 30, 2018
to the Statement of Additional Information dated May 1, 2017, as revised May 2, 2017 as previously supplemented on May 2, 2017 (as supplemented June 16, 2017, September 15, 2017, October 2, 2017, November 1, 2017, and December 15, 2017

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

Not all Accounts are offered in all variable annuity and variable life contracts.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Officers of the Fund

Delete the row relating to David J. Brown from the Officers of the Fund table.

Delete the row relating to Teri R. Root from the Officers of the Fund table, and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Teri R. Root Des Moines, IA 50392 1979	Interim Chief Compliance Officer (since 2018) Deputy Chief Compliance Officer (2015 - 2018)	Deputy Chief Compliance Officer, PGI (since 2017) Vice President and Chief Compliance Officer, PMC (2015-2017) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

Add the following information to the Officers of the Fund table:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Ashley Fuhrmeister Des Moines, IA 50392 1982	Assistant Counsel (since 2018)	Counsel, PLIC (since 2017) Prior thereto, Attorney in Private Practice